CALIFORNIA ASSOCIATION OF REALTORS®

# ADDENDUM

(C.A.R. Form ADM, Revised 10/01)

No. 3

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ other ________

dated August 21 2010, on property known as 280Acres San Bernardino Co Line

in which Coronus Energy Corp, is referred to as ("Buyer/Tenant")
and Paul R Marshall Trust, is referred to as ("Seller/Landlord").

Buyer and Seller agree to an extension of escrow to March 15, 2011.

By March 4, 2011, Buyer will wire transfer the fee of $840 into escrow (a forfeitable fee for extension of the escrow--equal to 8.5% per annum interest rate based on the purchase price.)
Buyer directs escrow to release the $840 to Seller within 2 business days of receipt of fee.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 2/17/2011 Date FEB. 22, 2011

Buyer/Tenant [signature] Seller/Landlord [signature] Paul Richard Marshall, Trust
Coronus Energy Corp Paul R Marshall Trust

Buyer/Tenant ________ Seller/Landlord ________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by
Broker or Designee ________ Date ________

Agent: Lois Greenlee Phone: 7609212121 Fax: 7609224387 Prepared using zipForm® software
Broker: Century 21 Osborne Realty 130 E. Hobson Way, Blythe CA 92225